UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2005

Coherent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2005, Hank Gauthier, a member of the registrant’s board of directors, disclosed to the registrant’s chairman of the board of directors that he would not stand for reelection at the registrant’s annual meeting of stockholders to be held in March 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC. a Delaware corporation
Date: December 12, 2005
By:	/s/ Helene Simonet
Helene Simonet Executive Vice President and Chief Financial Officer